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              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND



                                 COHEN & STEERS
                            EQUITY INCOME FUND, INC.

                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                             SHARES OF COMMON STOCK
                              PAR VALUE $.001 EACH

This is to Certify that__________________________________________is the owner of

__________________________________________________________________fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED:

_____________________________                       ____________________________
SECRETARY/TREASURER                                            PRESIDENT



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        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:


TEN COM        -  as tenants in common      UNIF GIFT MIN ACT __           Custodian
                                                                 -------------------------------
TEN ENT        -  as tenants by the entireties                        (Cust)        (Minor)
JT TEN         -  as joint tenants with right of                  under Uniform Gifts to Minors
                  survivorship and not as tenants in common       Act___________________________
                                                                             (State)

FOR VALUE RECEIVED ________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

------------------------------


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________________________________________________________________________________

________________________________________________________________________________

              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________SHARES

REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

________________________________________________________________________ATTORNEY

TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

        DATED_____________________19___

        IN PRESENCE OF




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